UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 29, 2007
(Date of Earliest Event Reported)

SURGE GLOBAL ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24269	34-1454529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12220 El Camino Real, Suite 410
San Diego, California, 92130
(Address of principal executive offices, zip code)
(858) 704-5010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2007, Surge Global Energy, Inc. (“Surge”) entered into an Addendum to Employment Agreement dated June 29, 2007 (the “Addendum”) with William Greene, Surge’s Chief Financial Officer. The Addendum extends the term of the Employment Agreement dated December 14, 2006 between Surge and Mr. Greene, from June 30, 2007 to December 31, 2007.

In addition, on June 29, 2007, Surge’s Compensation Committee (the “Compensation Committee”) awarded Mr. Greene a bonus of Thirty Six Thousand Dollars ($36,000) and awarded Mr. David Perez, Surge’s Chief Executive Officer, a bonus of Fifty Thousand Dollars ($50,000). Each of the bonuses are equal to twenty percent (20%) of Mr. Greene’s and Mr. Perez’s respective base salaries and are payable immediately. Mr. Greene’s bonus is documented in the Addendum.

Mr. Greene’s Employment Agreement provides that Mr. Greene is eligible to receive a discretionary bonus based upon performance above and beyond the required customary duties of the Chief Financial Officer. Mr. Perez’s Employment Agreement with Surge, dated November 30, 2004, provides that Mr. Perez is eligible to receive performance bonus equal to five percent (5%) of the adjusted income before income taxes (as defined therein) in excess of $500,000 for each of Surge’s fiscal years.

With respect to Mr. Perez’s performance bonus, the Compensation Committee determined that the award based upon Surge’s adjusted income before income taxes was not sufficient to recognize unanticipated achievements that provided tangible benefits to the company during the year, including Surge’s recent completion of the disposition of substantially all of the assets of its indirect wholly owned subsidiary, Peace Oil Corp., as reported by Surge in its Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2007. The Compensation Committee decided that such achievements that are not contemplated by the performance bonus formula in Mr. Perez’s Employment Agreement should be recognized, and granted discretionary compensation on this basis.

The description of the Addendum herein is only a summary and is qualified in its entirety by the full text of such document, which is incorporated herein by reference to Exhibit 10.64 to Surge’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on July 3, 2007 (File No.: 333-144341/Film No.: 07962080).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

10.1
Addendum to Employment Agreement dated June 29, 2007 between Surge and William Greene, incorporated herein by reference to Exhibit 10.64 to Surge’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on July 3, 2007 (File No.: 333-144341/Film No.: 07962080).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation
Date: July 6, 2007	By:	/s/ William Greene William Greene, Chief Financial Officer